Exhibit 99.1

[Director Form]

PETROLOGISTICS

LONG TERM INCENTIVE PLAN

PHANTOM UNIT AGREEMENT

This Phantom Unit Agreement (this “Agreement”) is made and entered into by and between PETROLOGISTICS GP LLC, a Delaware limited liability company (the “Company”), and                                            (the “Director”).  This Agreement is entered into as of the            day of                                 , 20     (the “Date of Grant”).  Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan (as defined below), unless the context requires otherwise.

W I T N E S S E T H:

WHEREAS, the Company has adopted the PETROLOGISTICS LONG TERM INCENTIVE PLAN (the “Plan”) to attract, retain and motivate employees, officers, directors and consultants; and

WHEREAS, the Board of Directors of the Company (the “Board”) has authorized the grant of phantom units of PETROLOGISTICS LP, a Delaware limited partnership (the “Partnership”), to directors as part of their compensation for services performed for the Company, the Partnership, or any other entity which is an affiliate (within the meaning of such term under the Exchange Act and the rules promulgated thereunder) of any of the foregoing entities (collectively, the “Partnership Entities”).

NOW, THEREFORE, in consideration of the Director’s agreement to provide or to continue providing services to the Partnership Entities, the Director and the Company agree as follows:

SECTION 1.                            Grant.

The Company hereby grants to the Director as of the Date of Grant an award of [                  ] Phantom Units, subject to the terms and conditions set forth in this Agreement, including, without limitation, those restrictions described in Section 3, hereby each Phantom Unit (each, a “Phantom Unit” and collectively, the “Phantom Units”) represents the right to receive one Unit of the Partnership upon vesting.  The Company shall establish and maintain a bookkeeping account on its records for the Director (a “Phantom Unit Account”) and shall record in such Phantom Unit Account (a) the number of Phantom Units granted to the Director, and (b) the number of Units deliverable to the Director on account of Phantom Units that have vested.  No Units shall be issued to the Director at the time the grant is made and the Director shall not be, nor have any of the rights and privileges of, a unit holder or limited partner of the Partnership with respect to any Phantom Units recorded in the Phantom Unit Account.  The Director shall not have any interest in any fund or specific assets of the Partnership by reason of this Award or the Phantom Unit Account established for the Director.

SECTION 2.                            Distribution Equivalent Rights.

In the event the Partnership pays any cash distributions in respect of its outstanding Units and, on the record date for such cash distribution, the Director holds Phantom Units granted pursuant to this Agreement that have not vested and been settled, the Company shall pay to the Director an amount in cash equal to the cash distributions the Director would have received if the Director were the record owner, as of the applicable record date, of the number of Phantom Units held by the Director that have not been settled as of such record date, such distributions to be made on or promptly following the date that the Partnership pays such cash distribution (however, in no event shall the Distribution Equivalent Right payment be made later than 30 days following the date on which the Partnership pays such distribution to Unit holders generally).

SECTION 3.                            Vesting and Forfeiture of Phantom Units.

(a)                                 Forfeiture Restrictions.  The Phantom Units are restricted in that they may be forfeited to the Company and in that they may not, except as otherwise provided in Section 4, be transferred or otherwise disposed of by the Director.

(b)                                 Vesting Schedule.  Subject to the terms and conditions of this Agreement, the forfeiture restrictions on the Phantom Units shall lapse, and the Phantom Units shall vest, provided the Director has continuously provided services to the Partnership Entities, without interruption, from the Date of Grant through the applicable vesting date (each, a “Vesting Date”), in accordance with the following schedule:

Vesting Date	Cumulative Vested Phantom Units

(c)                                  Termination of Service.

(i)                                     Termination Generally.  If, at any time prior to the date all Phantom Units have vested, the Director ceases providing services to the Partnership Entities, then all Phantom Units granted pursuant to this Agreement that have not yet vested as of the date of termination of Director’s employment or service relationship shall become null and void as of the date of such termination, shall be forfeited to the Company and the Director shall cease to have any rights with respect thereto; provided, however, that the portion, if any, of the Phantom Units which have vested shall survive.

(ii)                                  Termination due to Death.  Notwithstanding Section 3(c)(i), if, at any time prior to the date all Phantom Units have vested, the Director ceases providing services to the Partnership Entities by reason of the Director’s death, then the forfeiture restrictions in this Section  shall lapse and all Phantom Units granted pursuant to this Agreement shall immediately become fully vested and nonforfeitable as of the date of such death (to the extent not vested prior to that date).

(d)                           Change of Control.  In the event of a Change of Control (as defined in the Plan) prior to the date all Phantom Units granted pursuant to this Agreement have vested, then the forfeiture restrictions in this Section shall lapse and all Phantom Units granted pursuant to this Agreement shall immediately become fully vested and nonforfeitable (to the extent not vested or forfeited prior to that date).

SECTION 4.                            Limitations on Transfer.

The Director agrees that he or she shall not dispose of (meaning, without limitation, sell, transfer, pledge, exchange, hypothecate or otherwise dispose of) any Phantom Units hereby acquired prior to the date the Phantom Units are vested and Units are delivered.  Any attempted disposition of the Phantom Units in violation of the preceding sentence shall be null and void.  Notwithstanding the foregoing, part or all of the Phantom Units or rights under this Agreement may be transferred to a spouse pursuant to a domestic relations order issued by a court of competent jurisdiction; provided, however, that such Phantom Units shall continue to be held pursuant to Section 2 of this Agreement, and the transferee under the domestic relations order shall agree that the Phantom Units so transferred shall continue to be subject to the terms of this Agreement, including forfeiture in accordance with Sections 3(a) and (c) of this Agreement.

SECTION 5.                            Nontransferability of Agreement.

This Agreement and all rights under this Agreement shall not be transferable by the Director other than by will or pursuant to applicable laws of descent and distribution.  Any rights and privileges of the Director in connection herewith shall not be transferred, assigned, pledged or hypothecated by the Director or by any other person or persons, in any way, whether by operation of law, or otherwise, and shall not be subject to execution, attachment, garnishment or similar process.  In the event of any such occurrence, the Phantom Units shall automatically be forfeited.  Notwithstanding the foregoing, all or some of the Phantom Units or rights under this Agreement may be transferred to a spouse pursuant to a domestic relations order issued by a court of competent jurisdiction, subject to the limitations on such transfer described in Section 4.

SECTION 6.                            Adjustment.

The number of Phantom Units granted to the Director pursuant to this Agreement shall be adjusted to reflect distributions of the Partnership paid in units, unit splits or other changes in the capital structure of the Partnership, all in accordance with the Plan.  All provisions of this Agreement shall be applicable to such new or additional or different units or securities distributed or issued pursuant to the Plan to the same extent that such provisions are applicable to the units with respect to which they were distributed or issued

SECTION 7.                            Delivery/Payment Date; Manner of Payment.

The date or dates of delivery of the Units related to the Director’s Phantom Units will be as soon as practicable and no later than 15 days following the date or dates on which the restrictions on such Phantom Units expire as provided in Section 3 of this Agreement.  The value of any fractional Phantom Units shall be paid in cash at the time Units are issued to the Director in connection with the Phantom Units.  The value of the fractional Phantom Units shall equal the percentage of a Unit represented by a fractional Phantom Unit multiplied by the Fair Market Value of the Unit.  The value of such Units shall not bear any interest owing to the passage of time.

SECTION 8.                            Securities Act.

The Company shall not be required to deliver any Units hereunder if, in the opinion of counsel for the Company, such delivery would violate the Securities Act of 1933 or any other applicable federal or state securities laws or regulations or the rules of the exchange upon which the Units are traded.

SECTION 9.                            Copy of Plan.

By the execution of this Agreement, the Director acknowledges receipt of a copy of the Plan.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, then such provision will be deemed to be modified to the minimum extent necessary to render it legal, valid and enforceable; and if such provision cannot be so modified, then this Agreement will be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties will be construed and enforced accordingly.

SECTION 10.                     Notices.

Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail.  Any such notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered or, whether actually received or not, on the third business day (on which banking institutions in the State of Texas are open) after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith.  The Company or the Director may change at any time and from time to time by written notice to the other, the address which it or he previously specified for receiving notices.  The Company and the Director agree that any notices shall be given to the Company or to the Director at the following addresses:

Company:	PetroLogistics GP LLC
Attn: Corporate Secretary
600 Travis Street, Suite 3250
Houston, Texas 77002
Phone: (713) 255-5990
Fax: (713)

Director:	At the Director’s current address as shown in the Company’s records.

SECTION 11.                     General Provisions.

(a)                                 Administration.  This Agreement shall at all times be subject to the terms and conditions of the Plan.  The Committee shall have sole and complete discretion with respect to all matters reserved to it by the Plan and decisions of the majority of the Committee with respect thereto and with respect to this Agreement shall be final and binding upon the Director and the Company.  In the event of any conflict between the terms and conditions of this Agreement and the Plan, the provisions of the Plan shall control.

(b)                                 Continuation of Service.  This Agreement shall not be construed to confer upon the Director any right to continue in the service of the Partnership Entities.

(c)                                  Governing Law.  This Agreement shall be interpreted and administered under the laws of the State of Delaware, without giving effect to any conflict of laws provisions.

(d)                                 Amendments.  This Agreement may be amended only by a written agreement executed by the Company and the Director, except that the Committee may unilaterally waive any conditions or rights under, amend any terms of, or alter this Agreement provided no such change (other than pursuant to Section 7(b) of the Plan) materially reduces the rights or benefits of the Director with respect to the Phantom Units without his or her consent.

(e)                                  Binding Effect.  This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and upon any person lawfully claiming under the Director.

(f)                                   Entire Agreement.  This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the Phantom Units granted hereby.  Without limiting the scope of the preceding sentence, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect.

(g)                                  No Liability for Good Faith Determinations.  Neither the Partnership Entities nor the members of the Committee or the Board nor any officer of the Company shall be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Phantom Units granted hereunder.

(h)                                 No Guarantee of Interests.  The Board and the Partnership Entities do not guarantee the Units from loss or depreciation.

(i)                                     Withholding Taxes.  To the extent that the grant, vesting or payment of a Phantom Unit or payment with respect to a Distribution Equivalent Right results in the receipt of compensation by you with respect to which any Partnership Entity has tax withholding obligations pursuant to applicable law, the Partnership Entity shall withhold from the amounts of cash and Units, respectively, otherwise payable to you that amount of cash and Units, as applicable, equal to the Partnership Entity’s statutory minimum tax withholding obligations with respect to such cash and Unit payments.  Notwithstanding such method for satisfying such tax withholding obligations, the Partnership Entity at its sole option may allow you to make other arrangements that are acceptable to the Partnership Entity in lieu of the Partnership Entity withholding any Units, pursuant to which arrangements you shall deliver to the Partnership Entity such amount of money as the Partnership Entity may require to meet such tax withholding obligations under such applicable law, and in that event if you then fail to comply with such alternative arrangements, the Partnership Entity is authorized to withhold from any cash or Unit remuneration (including withholding any Units to be distributed to you under this Agreement) then or thereafter payable to you any amount for taxes required to be withheld by reason of such resulting compensation income.  No payment of a vested Phantom Unit shall be made pursuant to this Agreement until you have paid, or if applicable made arrangements approved by the Partnership Entity to satisfy, in full the applicable tax withholding requirements of the Partnership Entity with respect to such event.

(j) Nonqualified Deferred Compensation Rules.   The Phantom Units granted pursuant to this Agreement are intended to be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).   In the event the Phantom Units granted pursuant to this Agreement fail to meet the limitations, requirements or exemptions of or from Section 409A of the Code, or the laws, rules, and regulations promulgated in connection with Section 409A of the Code, then this Agreement shall be modified by the Committee, in its sole discretion, to the limited extent necessary to satisfy such nonqualified deferred compensation rules.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officer thereunto duly authorized, and the Director has set his or her hand as of the date and year first above written.

PETROLOGISTICS GP LLC

By:
Name:
Title:

By: